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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2004

QUANEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5725 (Commission file number)	38-1872178 (I.R.S. Employer Identification No.)
1900 West Loop South, Suite 1500, Houston, Texas 77027 (Address of principal executive offices)
Registrant's telephone number, including area code: 713-961-4600
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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        Quanex Corporation (the "Company") is filing this Current Report on Form 8-K solely to revise information that was previously reported in its Annual Report on Form 10-K for the year ended October 31, 2003 to reflect the Piper Impact operation that has been classified as discontinued operations in the unaudited financial statements on Form 10-Q for the third quarter ended July 31, 2004. This Current Report on Form 8-K is limited to this revision.

        The Company is re-issuing in an updated format certain of its historical financial statements in connection with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Under Securities and Exchange Commission ("SEC") requirements for transitional disclosure, reclassification of discontinued operations required by SFAS No. 144 following the decision to sell a business is required for previously issued annual financial statements for each of the three years shown in the Company's last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date the operations were classified as discontinued.

        Consequently, the Company is re-issuing its financial statements previously reported in its Annual Report on Form 10-K for the year ended October 31, 2003. This reclassification has no effect on the Company's reported net income. The Company is re-issuing these financial statements for the purpose of providing information to be incorporated by reference into a registration statement under the Securities Act of 1933.

Discontinued Operations

        The Company classified Piper Impact as held for sale in the third quarter of its fiscal year 2004. The Company received a Letter of Interest from a potential buyer and has been negotiating terms. The Company believes Piper Impact will be sold within one year. Piper Impact was historically included in the Company's Vehicular Products segment. In accordance with SFAS No. 144, the Company has reclassified its financial information for the periods indicated above to present Piper Impact as a discontinued operation.

        Related to the planned sale of Piper Impact, the Company expects to retain the environmental liability associated with one of the operating facilities that has been closed. The Company estimates the environmental liability to be $5.0 million as of July 31, 2004. For further discussion please refer to Note 14—Contingencies of our Form 10-Q for the quarter ended July 31, 2004 filed on September 14, 2004.

        Following is a summary of the resulting income from continuing operations and income from discontinued operations for each of the three years in the period ended October 31, 2003 as a result of the reclassifications pursuant to SFAS No. 144:

	Years ended October 31,
	2003	2002	2001
	(In thousands)
Income from continuing operations	$46,001	$54,988	$27,208
Income (loss) from discontinued operations, net of taxes	(3,114)	494	1,986

Net income as previously reported	$42,887	$55,482	$29,194

Item 9.01. Financial Statements and Exhibits

(c) Exhibits
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.
Exhibit 99.1	Revised Management's Discussion and Analysis of Results of Operations and Financial Condition to reflect discontinued operations (effective third quarter 2004) pursuant to SFAS No. 144—Item 7 only.
Exhibit 99.2
Revised Consolidated balance sheets as of October 31, 2003 and 2002 and revised consolidated financial statements for each of the years in the three year period ended October 31, 2003 and related notes.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Corporation
Date: September 23, 2004	By:	/s/ TERRY M. MURPHY Terry M. Murphy Vice President—Finance and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
* 23.1	Consent of Independent Registered Public Accounting Firm.
* 99.1	Revised Management's Discussion and Analysis of Results of Operations and Financial Condition to reflect discontinued operations (effective third quarter 2004) pursuant to SFAS No. 144—Item 7 only.
* 99.2	Revised Consolidated balance sheets as of October 31, 2003 and 2002 and revised consolidated financial statements for each of the years in the three year period ended October 31, 2003 and related notes.

*
Filed herewith

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  Item 8.01. Other Events
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS